UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2010

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 20, 2009, the board of directors of the Federal Home Loan Bank of Boston (the Bank) declared that Steven A. Closson, Mark E. Macomber, Jan A. Miller, John H. Goldsmith, and Cornelius K. Hurley had been re-elected and Gerald T. Mulligan had been newly elected to Bank’s board of directors. This information was reported by the Bank via Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 2009.  Board committee assignments for 2010 had not been made at that time and the Bank’s 2010 Board of Directors Compensation Policy had not yet been approved. The Bank is filing this Form 8-K/A to report the directors’ committee assignments and expected compensation for all directors, including the elected directors, for 2010.

On January 29, 2010, the Bank’s board of directors approved the following committee assignments for all directors:

EXECUTIVE COMMITTEE

Chair:  Jan A. Miller
Vice Chair: Jay F. Malcynsky
Stephen F. Christy
Patrick E. Clancy
Steven A. Closson
John Goldsmith
Mark E. Macomber
Kevin M. McCarthy

AUDIT COMMITTEE

Chair:  Stephen F. Christy
Vice Chair:  Andrew J. Calamare
Patrick E. Clancy
Kevin M. McCarthy
Gerald T. Mulligan

FINANCE COMMITTEE

Chair:  Kevin M. McCarthy
Vice Chair:  John T. Eller
John Goldsmith
Cornelius K. Hurley
Mark E. Macomber

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair:  Steven A. Closson
Vice Chair:  Jay F. Malcynsky
Andrew J. Calamare

Stephen F. Christy
Edward T. Novakoff

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair:  Patrick E. Clancy
Vice Chair:  Peter F. Crosby
Joan Carty
John T. Eller
Gerald T. Mulligan

PERSONNEL COMMITTEE

Chair:  Mark E. Macomber
Vice Chair:  A. James Lavoie
Joan Carty
Steven A. Closson
Jay F. Malcynsky

RISK COMMITTEE

Chair:  John Goldsmith
Vice Chair:  Peter F. Crosby
Cornelius K. Hurley
A. James Lavoie
Edward T. Novakoff

The chairman of the board is an ex-officio member of all committees of the board. This designation includes all of the privileges of committee membership, including the right to make motions and vote. However, the chair is not counted in determining if a quorum is present at a committee meeting.

Director Compensation

Directors will be compensated in accordance with the 2010 Board of Directors Compensation Policy, the details of which are set forth in the following table.

2010 Director Compensation

Fee per board meeting (1)
Chair of the board	$7,750
Vice chair of the board	7,000
Audit committee chair	7,000
Other committee chairs	6,300
All other board members	5,575

Fee per committee meeting	2,000
Fee per telephonic conference call	1,325

Annual maximum compensation amounts
Chair of the board	60,000
Vice chair of the board	55,000
Audit committee chair	55,000
Other committee chairs	50,000
All other board members	45,000

Directors are entitled to participate in the Bank’s nonqualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of compensation.

Each director will be reimbursed for reasonable travel, subsistence and other related expenses incurred in connection with the performance of his/her duties.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: February 2, 2010	By:	/s/Frank Nitkiewicz

Frank Nitkiewicz
Executive Vice President and Chief Financial Officer